Exhibit 4.2

CERTIFICATE NO.

SPECIMEN

FUNCTIONAL

FUNCTIONAL BRANDS INC.

INCORPORATED IN STATE OF DELAWARE

CUSIP NO.

360948 10 3

Shares

NUMBER OF SHARES
NUMBER OF SHARES
NUMBER OF SHARES
NUMBER OF SHARES

THIS CERTIFIES THAT Shareholder Name

IS THE REGISTERED HOLDER OF

Number of Shares

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

COMMON SHARES

FUNCTIONAL BRANDS INC.

in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia.

SPECIMEN ONLY - NOT NEGOTIABLE

Countersigned

ENDEAVOR TRUST CORPORATION
702 - 777 Hornby Street
Vancouver, BC, V6Z 1S4

By:

TRANSFER AGENT - AUTHORIZED SIGNATURE

ISSUE DATE:

Eric Gripentrog

ERIC GRIPENTROG, CEO & DIRECTOR

TARIQ RAHIM, CFO & DIRECTOR

For value received the undersigned hereby sells, assigns and transfers unto Insert the name and address of transferee shares represented by this certificate and does hereby irrevocably constitute and appoint the attorney DATED of the undersigned to transfer the said shares on the booke „ g{ pony with full power of substitution in the premises. • Hidden P antograph ' Color Match • Artificial Watermark • Anti - Copy Coin Rab LJ o Stature Ph te ceoB ’ • Toner Qrip • IvTicropi int Protection • Acicl Free Signature of Guarantor Kan't Kop Security F • Hidden - Colur l \ • Ai1ifici‹ • Anti - Cc ' Securil - Erasur‹ UV Fibi • UV Pat • Tampei • Tonei £ • Miciop • Acid Fi Signature Guarantee: The Signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule 1 Chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor muat affix a stamp bearing the actual words "Signature Guaranteed". In the USA, Signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only. Signature guarantees are not accepted from Treasury Branches, Credit Unions, or Caisses Populaires unless they are members of the Stamp Medallion Program.